                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bruce D. Hansen and Britt D. Banks, each of them acting individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his or her name in any and all capacities (including his or her capacity as a Director and/or Officer of Newmont Mining Corporation) to the Annual Report on Form 10-K of Newmont Mining Corporation for the fiscal year ended December 31, 2001 and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 20/th/ day of March, 2002.


          Signature                         Title
          ---------                         -----

                                            Director
---------------------------------
Glen A. Barton


/s/ Vincent A. Calarco                      Director
---------------------------------
    Vincent A. Calarco


/s/ Ronald C. Cambre                        Director
---------------------------------
     Ronald C. Cambre


/s/ James T. Curry, Jr.                     Director
---------------------------------
    James T. Curry, Jr.


/s/ Joseph P. Flannery                      Director
---------------------------------
    Joseph P. Flannery


/s/ M. Craig Haase                          Director
---------------------------------
    M. Craig Haase

/s/ Michael S. Hamson                   Director
---------------------------------
    Michael S. Hamson


                                        Director
---------------------------------
    Leo I. Higdon, Jr.


/s/ Pierre Lassonde                     Director
---------------------------------
    Pierre Lassonde


/s/ Robert J. Miller                    Director
---------------------------------
    Robert J. Miller


/s/ Wayne W. Murdy                      Chairman of the Board and Chief
---------------------------------       Executive Officer
    Wayne W. Murdy                      (Principal Executive Officer)


/s/ Robin A. Plumbridge                 Director
---------------------------------
    Robin A. Plumbridge


/s/ John B. Prescott                    Director
---------------------------------
    John B. Prescott


/s/ Moeen A. Qureshi                    Director
---------------------------------
    Moeen A. Qureshi


/s/ Michael K. Reilly                   Director
---------------------------------
    Michael K. Reilly


/s/ Seymour Schulich                    Director
---------------------------------
    Seymour Schulich


/s/ James V. Taranik                    Director
---------------------------------
    James V. Taranik

/s/ Bruce D. Hansen                   Senior Vice President and Chief Financial
--------------------------------      Officer (Principal Financial Officer)
    Bruce D. Hansen


/s/ Linda K. Wheeler                  Vice President and Controller
--------------------------------      (Principal Accounting Officer)
    Linda K. Wheeler

                                      -3-